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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    000-24439                 33-0803204
------------------------     ----------------------     ------------------------
    (STATE OR OTHER             (COMMISSION FILE            (IRS EMPLOYER
    JURISDICTION OF                  NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective March 1, 2007, Hines Nurseries, Inc. ("Hines Nurseries"), a California corporation and subsidiary of Hines Horticulture, Inc. (the "Company"), entered into a commercial contract (the "Garden Depot Contract") with Garden Depot Corp., a Florida corporation ("Garden Depot"), which provides, subject to conditions, for the sale to Garden Depot (or its permitted assigns) approximately 79 acres of land and certain improvements thereon, located in the Miami, Florida area (the "Land"). Assuming the transaction is completed, the anticipated sales price for the Land is expected to be approximately $7.2 million.

Pursuant to the terms of the Garden Depot Contract, Garden Depot has 15 days to inspect the Land and to perform due diligence to determine whether the Land is suitable for Garden Depot's intended use (the "Due Diligence Period"). Subject to any rights of cancellation or termination which the parties may have, including, without limitation, Garden Depot's inspection rights, and the other terms and conditions of the Garden Depot Contract, the Company currently anticipates that that the closing of the purchase and sale of the land will occur in April 2007.

The Garden Depot Contract contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind.

There are no material relationships, other than with respect to the Garden Depot Contract between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and Garden Depot or its officers, directors (or any associate of any such director or officer) or affiliates on the other side.

The foregoing description of the Garden Depot Contract is not complete and is qualified in its entirety by reference to the full terms and conditions of the Garden Depot Contract, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

There are statements herein which are forward-looking statements. These forward looking statements include, but are not limited to, statements about the proposed sale of the Land, which is subject to conditions, and the expected closing date under the Garden Depot Contract. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those expressed or implied by these forward-looking statements. Among the factors or risks that could cause actual results or events to differ from those in the forward-looking statements contained herein include the fact that the Garden Depot Contract and the individual elements of the Garden Depot Contract and sale of the Land are subject to various conditions, including Garden Depot's right to terminate the Garden Depot Contract during the Due Diligence Period and other conditions outside the control of the Company or Hines Nurseries. There can be no assurance that the transactions contemplated by the Garden Depot Contract will close on a timely basis or at all.

You should not unduly rely on these forward-looking statements as they speak only as of the date hereof. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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Exhibit No.       Description
---------------- ---------------------------------------------------------------
10.1 Commercial Contract by and between Hines Nurseries, Inc. and Garden Depot, Corp. effective March 1, 2007
---------------- ---------------------------------------------------------------


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2007                     HINES HORTICULTURE, INC.

                                        By: /s/ Claudia M. Pieropan
                                            ------------------------------------
                                            Claudia M. Pieropan
                                            Chief Financial Officer, Secretary
                                            and Treasurer (principal financial
                                            and accounting officer)

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Exhibit Index

---------------- ---------------------------------------------------------------
Exhibit No.       Description
---------------- ---------------------------------------------------------------
10.1              Commercial Contract by and between Hines Nurseries, Inc. and
                  Garden Depot Corp. effective March 1, 2007
---------------- ---------------------------------------------------------------